United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
May 30, 2018
Fidelity National Financial, Inc.
(Exact name of Registrant as Specified in its Charter)
001-32630
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	16-1725106 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-8100
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On March 18, 2018, Fidelity National Financial, Inc., a Delaware corporation (“FNF”, "the Company", "we", or "our"), A Holdco Corp., a Delaware corporation and a wholly-owned direct subsidiary of FNF (“Merger Sub I”) and S Holdco LLC, a Delaware limited liability company and a wholly-owned direct subsidiary of FNF (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Stewart Information Services Corporation, a Delaware corporation (“Stewart”).

In November 2016, the Financial Accounting Standards Board issued Accounting Standard Update ("ASU") No. 2016-18 Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this ASU require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Generally accepted accounting principles as applied in the United States previously did not include specific guidance on the cash flow classification and presentation of changes in restricted cash. The Company previously excluded cash pledged related to secured trust deposits, which generally meets the definition of restricted cash, from the reconciliation of beginning-of-period to end-of-period total amounts shown on the statement of cash flows. This update is effective for annual periods beginning after December 15, 2017, including interim periods within those fiscal years. The ASU requires retrospective application to all prior periods presented upon adoption. The Company adopted this ASU on January 1, 2018.

On May 30, 2018, the Company filed a registration statement on Form S-4 (the "Form S-4"), which included a proxy statement/prospectus, with respect to the shares of FNF Group common stock to be issued to Stewart stockholders pursuant to the Merger Agreement. We reflected our adoption of this ASU in the financial statements included in the Form S-4.

The adoption of this ASU resulted in the following retrospective changes to our Consolidated Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015, respectively: an increase (decrease) in the net change in cash and cash equivalents of $144 million, $223 million, and $(29) million, respectively, due to the inclusion of the change in our cash pledged against secured trust deposits; an increase (decrease) in cash provided by (used in) investing activities of $174 million, $63 million, and $(110) million, respectively, related to the movement of cash paid/received for investments pledged against secured trust deposits from operating to investing activities; and a (decrease) increase in cash used in financing activities of $(30) million, $160 million, and $79 million, respectively, related to the movement of the change in secured trust deposits from operating to financing activities. The adoption of this ASU also resulted in a $2 million increase in cash provided by operating activities for the year ended December 31, 2015 due to the net effect of the aforementioned changes.

Forward-Looking Statements and Risk Factors
This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; the risk that Stewart Information Services Corporation (“Stewart”) stockholders may not adopt the merger agreement; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the closing conditions to the proposed merger may not be satisfied in a timely manner; the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of FNF's Form 10-K, the Form S-4, and other filings with the Securities and Exchange Commission ("SEC").

Additional Information and Where to Find It
In connection with the proposed merger, FNF filed the Form S-4 on May 30, 2018, containing a proxy statement/prospectus with the SEC. STOCKHOLDERS OF FNF AND STEWART ARE URGED TO READ ALL RELEVANT DOCUMENTS

FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the proxy statement/prospectus as well as other filings containing information about FNF and Stewart, without charge, at the SEC’s website, sec.gov. Copies of documents filed with the SEC by FNF will be made available free of charge on FNF’s investor relations website. Copies of documents filed with the SEC by Stewart will be made available free of charge on Stewart’s investor relations website.

FNF and Stewart, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement.  Information regarding the directors and executive officers of FNF is contained in FNF’s Form 10-K/A for the year ended December 31, 2017 filed with the SEC on April 26, 2018 and its proxy statement filed with the SEC on May 2, 2018.  Information regarding Stewart’s directors and executive officers is contained in Stewart’s proxy statement filed with the SEC on April 23, 2018.  A more complete description of the foregoing is available in the Form S-4.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Financial, Inc.
Date:	May 31, 2018	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel, and Corporate Secretary